Exhibit 99.1

GameStop Discloses First Quarter 2023 Results

GRAPEVINE, Texas—(BUSINESS WIRE)—June 7, 2023—GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today released financial results for the first quarter ended April 29, 2023. The Company’s condensed and consolidated financial statements, including GAAP and non-GAAP results, are below. The Company’s Form 10-Q and supplemental information can be found at https://investor.gamestop.com.

FIRST QUARTER OVERVIEW

•	Net sales were $1.237 billion for the period, compared to $1.378 billion in the prior year’s first quarter.

•	Selling, general and administrative (“SG&A”) expenses were $345.7 million, or 27.9% of net sales for the period, compared to $452.2 million, or 32.8% of net sales, in the prior year’s first quarter.

•	Net loss was $50.5 million for the period, compared to a net loss of $157.9 million for the prior year’s first quarter.

•	Transition costs related to European restructuring efforts were $14.5 million for the period. For the second quarter, the Company will continue to incur transition charges.

•	Cash, cash equivalents and marketable securities were $1.310 billion at the close of the quarter.

•	Long-term debt remains limited to one low-interest, unsecured term loan associated with the French government’s response to COVID-19.

The Company will not be holding a conference call today. Stockholders can review the Company’s Form 10-Q.

NON-GAAP MEASURES AND OTHER METRICS

As a supplement to the Company’s financial results presented in accordance with U.S. generally accepted accounting principles (“GAAP”), GameStop may use certain non-GAAP measures, such as adjusted SG&A expense, adjusted operating income (loss), adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA and free cash flow. The Company believes these non-GAAP financial measures provide useful information to investors in evaluating the Company’s core operating performance. Adjusted SG&A expense, adjusted operating income (loss), adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA exclude the effect of items such as certain transformation costs, asset impairments, severance, as well as divestiture costs. Free cash flow excludes capital expenditures otherwise included in net cash flows from (used in) operating activities. The Company’s definition and calculation of non-GAAP financial measures may differ from that of other companies. Non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. Certain of the items that may be excluded or included in non-GAAP financial measures may be significant items that could impact the Company’s financial position, results of operations or cash flows and should therefore be considered in assessing the Company’s actual and future financial condition and performance.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS - SAFE HARBOR

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, strategic and transformation initiatives, future operations, margins, profitability, sales growth, capital expenditures, liquidity, capital resources, expansion of technology expertise, and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s expectations for fiscal 2023, future financial and operating results, projections and other statements that are not historical facts. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: economic, social, and political conditions in the markets in which we operate; the competitive nature of the Company’s industry; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; interruptions to the Company’s supply chain or the supply chain of our suppliers; the Company’s dependence on sales during the holiday selling season; the Company’s ability to obtain favorable terms from its current and future suppliers and service providers; the Company’s ability to anticipate, identify and react to trends in pop culture with regard to its sales of collectibles; the Company’s ability to maintain strong retail and ecommerce experiences for its customers; the Company’s ability to keep pace with changing industry technology and consumer preferences; the Company’s ability to manage its profitability and cost reduction initiatives; turnover in senior management or the Company’s ability to attract and retain qualified personnel; potential damage to the Company’s reputation or customers’ perception of the Company; risks associated with new digital asset products and services; the Company’s ability to maintain the security or privacy of its customer, associate or Company information; occurrence of weather events, natural disasters, public health crises and other unexpected events; potential failure or inadequacy of the Company’s computerized systems; the ability of the Company’s third party delivery services to deliver products to the Company’s retail locations, fulfillment centers and consumers and changes in the terms the Company has with such service providers; the ability and willingness of the Company’s vendors to provide marketing and merchandising support at historical or anticipated levels; restrictions on the Company’s ability to purchase and sell pre-owned products; the Company’s ability to renew or enter into new leases on favorable terms; the potential monetary losses, user disputes, reputational harm and regulatory scrutiny from any hacking, social engineering or other cyber attacks in connection with digital assets; the potential failure or inadequacy of the Company’s or its third party partners’ systems or blockchain networks related to the Company’s digital asset products and services; the unique risks and challenges related to content moderation and control from peer-to-peer NFT marketplaces; unfavorable changes in the Company’s global tax rate; legislative actions; the Company’s ability to comply with federal, state, local and international laws and regulations and statutes; the evolution of government regulation related to the Company’s business initiatives; potential future litigation and other legal proceedings; potential legal, regulatory and other actions arising from the Company’s digital asset products and services; potential investigations or litigation arising from the Company’s digital asset investments, products or services; potential exposure to litigation arising from violations of law by third parties using the Company’s digital asset products or services; potential unfavorable development regarding treatment of digital assets under U.S. and foreign tax laws; the Company’s ability to comply with anti-money laundering and sanctions laws in connection with its digital asset products and services; volatility in the Company’s stock price, including volatility due to potential short squeezes; continued high degrees of media coverage by third parties; the availability and future sales of substantial amounts of the Company’s Class A common stock; fluctuations in the Company’s results of operations from quarter to quarter; the restrictions contained in the agreement governing the Company’s revolving credit facility; the Company’s ability to generate sufficient cash flow to fund its operations; the Company’s ability to incur additional debt; the Company’s ability to implement a new ERP system; the Company’s ability to maintain effective control over financial reporting; and the effects of recent developments on the price of digital assets and reputation of the digital asset industry.

Additional factors that could cause results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop’s most recent Annual Report on Form 10-K filed with the SEC on March 28, 2023, in GameStop’s Quarterly Report on Form 10-Q filed the date hereof, and other filings made from time to time with the SEC and available at www.sec.gov or on the Company’s investor relations website (https://investor.gamestop.com). Forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

GameStop Corp.

Consolidated Statements of Operations

(in millions, except per share data)

(unaudited)

	13 Weeks ended April 29, 2023	13 Weeks ended April 30, 2022
Net sales	$1,237.1	$1,378.4
Cost of sales	949.8	1,079.9

Gross profit	287.3	298.5
Selling, general and administrative expenses	345.7	452.2

Operating loss	(58.4)	(153.7)
Interest (income) expense	(9.7)	0.7
Other expense, net	1.9	—

Loss before income taxes	(50.6)	(154.4)
Income tax (benefit) expense	(0.1)	3.5

Net loss	$(50.5)	$(157.9)

Loss per share:
Basic loss per share	$(0.17)	$(0.52)
Diluted loss per share	(0.17)	(0.52)
Weighted-average common shares outstanding:
Basic	304.5	303.6
Diluted	304.5	303.6
Percentage of Net Sales:
Net sales	100.0%	100.0%
Cost of sales	76.8	78.3

Gross profit	23.2	21.7
Selling, general and administrative expenses	27.9	32.8

Operating loss	(4.7)	(11.1)
Interest (income) expense	(0.8)	0.1
Other expense, net	0.2	—

Loss before income taxes	(4.1)	(11.2)
Income tax (benefit) expense	—	0.3

Net loss	(4.1)%	(11.5)%

GameStop Corp.

Condensed Consolidated Balance Sheets

(in millions)

(unaudited)

	April 29, 2023	April 30, 2022
ASSETS:
Current assets:
Cash and cash equivalents	$1,057.0	$1,035.0
Marketable securities	253.1	—
Receivables, net of allowance of $2.2 and $3.5, respectively	119.2	103.4
Merchandise inventories	759.5	917.6
Prepaid expenses and other current assets	65.8	273.6

Total current assets	2,254.6	2,329.6
Property and equipment, net of accumulated depreciation of $988.3 and $993.6, respectively	123.6	157.4
Operating lease right-of-use assets	595.8	568.7
Deferred income taxes	17.5	16.7
Other noncurrent assets	78.7	53.1

Total assets	$3,070.2	$3,125.5

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$561.4	$386.8
Accrued liabilities and other current liabilities	546.4	533.3
Current portion of operating lease liabilities	200.8	200.3
Current portion of long-term debt	10.9	6.5

Total current liabilities	1,319.5	1,126.9
Long-term debt, net	26.3	35.7
Operating lease liabilities	412.5	374.5
Other long-term liabilities	40.3	137.7

Total liabilities	1,798.6	1,674.8
Total stockholders’ equity	1,271.6	1,450.7

Total liabilities and stockholders’ equity	$3,070.2	$3,125.5

GameStop Corp.

Condensed Consolidated Statements of Cash Flows

(in millions)

(unaudited)

	13 Weeks ended April 29, 2023	13 Weeks ended April 30, 2022
Cash flows from operating activities:
Net loss	$(50.5)	$(157.9)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	13.7	17.1
Stock-based compensation expense	7.9	11.1
Gain on sale of digital assets	—	(6.9)
Digital asset impairments	—	33.7
Loss on disposal of property and equipment, net	0.6	0.4
Other	0.2	(4.8)
Changes in operating assets and liabilities:
Receivables, net	35.6	36.3
Merchandise inventories	(83.1)	(9.9)
Prepaid expenses and other current assets	(4.0)	(30.3)
Prepaid income taxes and income taxes payable	(0.2)	3.5
Accounts payable and accrued liabilities	(22.3)	(179.8)
Operating lease right-of-use assets and liabilities	(0.6)	(16.4)

Net cash flows used in operating activities	(102.7)	(303.9)

Cash flows from investing activities:
Proceeds from sale of digital assets	1.3	76.9
Purchases of marketable securities	(211.0)	—
Proceeds from the maturities and sales of marketable securities	212.2	—
Capital expenditures	(9.1)	(10.8)
Other	(0.1)	—

Net cash flows (used in) provided by investing activities	(6.7)	66.1

Cash flows from financing activities:
Settlements of stock-based awards	(0.1)	(1.1)
Repayments of French term loans	(2.7)	—

Net cash flows used in financing activities	(2.8)	(1.1)
Exchange rate effect on cash, cash equivalents and restricted cash	(4.0)	2.6

Decrease in cash, cash equivalents and restricted cash	(116.2)	(236.3)
Cash, cash equivalents and restricted cash at beginning of period	1,196.0	1,319.9

Cash, cash equivalents and restricted cash at end of period	$1,079.8	$1,083.6

Schedule I

Sales Mix

(in millions)

(unaudited)

	13 Weeks ended April 29, 2023		13 Weeks ended April 30, 2022
Net Sales:	Net Sales	Percent of Total	Net Sales	Percent of Total
Hardware and accessories (1)	$725.8	58.7%	$673.8	48.9%
Software (2)	338.3	27.3	483.7	35.1
Collectibles	173.0	14.0	220.9	16.0

Total	$1,237.1	100.0%	$1,378.4	100.0%

(1)

Includes sales of new and pre-owned hardware, accessories, hardware bundles in which hardware and digital or physical software are sold together in a single SKU, interactive game figures, strategy guides, mobile and consumer electronics.

(2)	Includes sales of new and pre-owned video game software, digital software and PC entertainment software.

GameStop Corp.

Schedule II

(in millions, except per share data)

(unaudited)

Non-GAAP results

The following tables reconcile the Company’s selling, general and administrative expenses (“SG&A expense”), operating loss, net loss and loss per share as presented in its unaudited consolidated statements of operations and prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) to its adjusted SG&A expense, adjusted operating loss, adjusted net loss, adjusted EBITDA and adjusted loss per share. The diluted weighted-average shares outstanding used to calculate adjusted earnings per share may differ from GAAP weighted-average shares outstanding. Under GAAP, basic and diluted weighted-average shares outstanding are the same in periods where there is a net loss. The reconciliations below are from continuing operations only.

	13 Weeks Ended	13 Weeks Ended
	April 29, 2023	April 30, 2022
Adjusted SG&A expense
SG&A expense	$345.7	$452.2
Transformation costs(1)	(7.2)	—

Adjusted SG&A expense	$338.5	$452.2

Adjusted Operating Loss
Operating loss	$(58.4)	$(153.7)
Transformation costs(1)	7.2	—

Adjusted operating loss	$(51.2)	$(153.7)

Adjusted Net Loss
Net loss	$(50.5)	$(157.9)
Transformation costs(1)	7.2	—
Divestitures and other(2)	1.0	—

Adjusted net loss	$(42.3)	$(157.9)

Adjusted loss per share
Basic	$(0.14)	$(0.52)
Diluted	(0.14)	(0.52)
Number of shares used in adjusted calculation
Basic	304.5	303.6
Diluted	304.5	303.6

(1)

Transformation costs include severance, net stock-based compensation of $0.8 million related to our workforce optimization efforts in the U.S., inventory write downs, and other costs in connection with our transformation initiatives. This amount excludes accelerated lease amortization and fixed asset costs of $5.5 million which have not been factored into our non-GAAP measures.

(2)	Divestitures and other includes a net loss from our divestiture of business operations in Switzerland.

	13 Weeks Ended	13 Weeks Ended
	April 29, 2023	April 30, 2022
Reconciliation of Net Loss to Adjusted EBITDA
Net loss	$(50.5)	$(157.9)
Interest (income) expense, net	(9.7)	0.7
Depreciation and amortization	13.7	17.1
Income tax (benefit) expense	(0.1)	3.5

EBITDA	$(46.6)	$(136.6)
Stock-based compensation	9.0	11.1
Transformation costs(1)	7.2	—
Divestitures and other(2)	1.0	—

Adjusted EBITDA	$(29.4)	$(125.5)

(1)

Transformation costs include severance, net stock-based compensation of $0.8 million related to our workforce optimization efforts in the U.S., inventory write downs, and other costs in connection with our transformation initiatives. This amount excludes accelerated lease amortization and fixed asset costs of $5.5 million which have not been factored into our non-GAAP measures.

(2)	Divestitures and other includes a net loss from our divestiture of business operations in Switzerland.

GameStop Corp.

Schedule III

(in millions)

(unaudited)

Non-GAAP results

The following table reconciles the Company’s cash flows provided by operating activities as presented in its unaudited Consolidated Statements of Cash Flows and prepared in accordance with GAAP to its free cash flow. Free cash flow is considered a non-GAAP financial measure. Management believes, however, that free cash flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use by investors in evaluating the company’s financial performance.

	13 Weeks Ended	13 Weeks Ended
	April 29, 2023	April 30, 2022
Net cash flows used in operating activities	$(102.7)	$(303.9)
Capital expenditures	(9.1)	(10.8)

Free cash flow	$(111.8)	$(314.7)

Non-GAAP Measures and Other Metrics

Adjusted EBITDA, adjusted SG&A expense, adjusted operating loss and adjusted net loss per share are supplemental financial measures of the Company’s performance that are not required by, or presented in accordance with, GAAP. We believe that the presentation of these non-GAAP financial measures provide useful information to investors in assessing our financial condition and results of operations. We define adjusted EBITDA as net income (loss) before income taxes, plus interest expense, net and depreciation and amortization, excluding stock-based compensation, certain transformation costs, business divestitures, asset impairments, severance and other non-cash charges. Net income (loss) is the GAAP financial measure most directly comparable to adjusted EBITDA. Our non-GAAP financial measures should not be considered as an alternative to the most directly comparable GAAP financial measure. Furthermore, non-GAAP financial measures have limitations as an analytical tool because they exclude some but not all items that affect the most directly comparable GAAP financial measures. Some of these limitations include:

•	certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure;

•	adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•

although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for such replacements; and

•	our computations of adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

We compensate for the limitations of adjusted EBITDA, adjusted SG&A expense, adjusted operating loss, adjusted net loss and adjusted loss per share as analytical tools by reviewing the comparable GAAP financial measure, understanding the differences between the GAAP and non-GAAP financial measures and incorporating these data points into our decision-making process. Adjusted EBITDA, adjusted SG&A expense, adjusted operating loss, adjusted net loss and adjusted net loss per share are provided in addition to, and not as an alternative to, the Company’s financial results prepared in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because adjusted EBITDA, adjusted SG&A expense, adjusted operating loss, adjusted net income and adjusted earnings (loss) per share may be defined and determined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Contact

GameStop Investor Relations

817-424-2001

ir@gamestop.com